Filed pursuant to Rule 497(a)
File No. 333-232492
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Launch: Capital Southwest Corporation 5-Year Senior Unsecured Notes

Launched: $65mm @ 5.375%

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Issuer:	Capital Southwest Corporation (“CSWC”)
Format:	SEC Registered
Security Type:	Senior Unsecured Notes
Rating*:	A (Egan-Jones)
Size:	$50mm
Maturity:	5-year fixed rate due [ ], 2024
IPTs:	5.375 - 5.50%
Use of Proceeds:	Repayment of outstanding debt under Credit Facility
Change of Control:	Yes, at 100% (See Red)
Opt Redemption:	Make whole call, 3 month par call
Active Bookrunner:	Raymond James - Sole
Passive Bookrunner:	JMP
Co-Managers:	Ladenburg, National, B. Riley, ING
Denoms:	$2,000 x $1,000
Settlement:	T+3
Timing:	Today’s business

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* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of CSWC before investing. The preliminary prospectus supplement dated September 24, 2019, together with an accompanying prospectus, which have been filed with the Securities and Exchange Commission, contain this and other information about CSWC and should be read carefully before investing. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed.

The preliminary prospectus supplement, the accompanying prospectus and this announcement do not constitute offers to sell or the solicitation of offers to buy nor will there be any sale of the securities referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A SHELF REGISTRATION STATEMENT RELATING TO THESE SECURITIES IS ON FILE WITH AND HAS BEEN DECLARED EFFECTIVE BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”). THE OFFERING MAY BE MADE ONLY BY MEANS OF A PROSPECTUS SUPPLEMENT AND AN ACCOMPANYING PROSPECTUS.  YOU MAY GET THESE DOCUMENTS, AS WELL AS THE FINAL PROSPECTUS, PROSPECTUS SUPPLEMENT OR PRICING SUPPLEMENT (WHEN COMPLETED), AS APPLICABLE (SUCH PRELIMINARY AND FINAL DOCUMENTATION, TOGETHER, THE “OFFERING DOCUMENTATION”) FOR FREE BY SEARCHING THE SEC ONLINE DATABASE AT: WWW.SEC.GOV.  ALTERNATIVELY, YOU MAY OBTAIN A COPY OF THE OFFERING DOCUMENTATION FROM RAYMOND JAMES & ASSOCIATES, INC., 800 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716, EMAIL: prospectus@raymondjames.com OR BY CALLING 800-248-8863.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED.  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.